SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 24, 2006

                          GALES INDUSTRIES INCORPORATED
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Delaware                           000-29245                        20-4458244
--------                           ---------                        ----------
State of                           Commission                       IRS Employer
Incorporation                      File Number                      I.D. Number

                 1479 North Clinton Avenue, Bay Shore, NY 11706
                 ----------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (631) 968-5000
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 24, 2006, Air Industries Machining, Corp. ("Air Industries"), a wholly-owned subsidiary of Gales Industries Incorporated ("Gales"), consummated its agreement with STNLA-SPVEF Bay Shore, LLC, successor in interest to Net Lease Advisors LLC ("Purchaser"), whereby Air Industries sold to the Purchaser the buildings and related real property at its corporate headquarters in Bay Shore, New York (the "Property"), for $6,200,000. Air Industries' net proceeds from the sale, after transaction and other related costs, were approximately $4,850,000, which Air Industries used to repay debt obligations.

Simultaneously with the closing of the purchase agreement Air Industries entered into a 20-year triple-net lease with the Purchaser for the Property. The lease grants Air Industries an option to renew the lease for an additional period of five years. Base annual rent is approximately $540,000 for the first five years of the lease, increases to $621,000 for the sixth year of the term, and thereafter increases 3% per year. Air Industries deposited with Purchaser $127,500 as security for performance of its obligations under the lease which it intends to replace with a $127,500 letter of credit. Pursuant to the terms of the lease, Air Industries is required pay all of the costs associated with the operation of the facilities, including, without limitation, insurance, taxes and maintenance.

The lease contains customary representations, warranties, obligations, conditions and indemnification provisions and grants the landlord customary remedies upon a breach of the lease by Air Industries, including the right to terminate the lease and hold Air Industries liable for any deficiency in future rent.

The foregoing summary is subject to, and qualified in its entirety by, the terms of the agreement of sale, attached hereto as Exhibit 10.1, and the lease, attached hereto as Exhibit 10.2. The terms of the agreement of sale, the lease and all other documents attached thereto are incorporated herein by reference. A copy of the press release announcing the closing of the transaction is attached as Exhibit 99.1.

The representations, warranties and obligations contained in the purchase and sale agreement and the lease are intended for the benefit of the parties as of the date thereof, and are not to be considered factual representations to shareholders of or prospective purchasers of the shares of Gales. Investors are advised to review Gales' periodic filings with the SEC.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an
           Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 is incorporated herein by reference.


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

EXHIBIT

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10.1  Agreement of Sale, dated June 5, 2006, between Air Industries Machining,
      Corp. and Net Lease Advisors LLC (predecessor-in-interest to STNLA-SPVEF Bay Shore, LLC).
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10.2  Lease, dated October 24, 2006, between Air Industries Machining, Corp, as tenant, and STNLA-SPVEF Bay Shore, LLC, as Landlord.
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99.1  Press Release, dated October 24, 2006, of Gales Industries Incorporated announcing consummation of sale-and-leaseback transaction.
--------------------------------------------------------------------------------


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2006

                                        GALES INDUSTRIES INCORPORATED


                                        By: /s/ Michael A. Gales
                                            ------------------------------------
                                            Michael A. Gales, Executive Chairman


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

EXHIBIT INDEX

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10.1  Agreement of Sale, dated June 5, 2006,between Air Industries Machining,
      Corp. and Net Lease Advisors LLC (predecessor-in-interest to STNLA-SPVEF Bay Shore, LLC).
--------------------------------------------------------------------------------
10.2 Lease, dated October 24, 2006, between Air Industries Machining, Corp, as tenant, and STNLA-SPVEF Bay Shore, LLC, as Landlord.
--------------------------------------------------------------------------------
99.1 Press Release, dated June 29, 2006, of Gales Industries Incorporated announcing a up to five-year government contract.
--------------------------------------------------------------------------------


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